June 15, 2018

Supplement

SUPPLEMENT DATED JUNE 15, 2018 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF
Morgan Stanley California Tax-Free Daily Income Trust, dated April 30, 2018
Morgan Stanley New York Municipal Money Market Trust, dated April 30, 2018
Morgan Stanley Tax-Free Daily Income Trust, dated April 30, 2018

The fifth paragraph of the section of each Statement of Additional Information entitled "Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

All other portfolio holdings information that has not been disseminated in a manner making it available generally as described above is non-public information for purposes of the Policy.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.